                                                                   EXHIBIT 10.36


                                                                  EXECUTION COPY

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                         PETRO STOPPING CENTERS, L.P.

                                      and

                          PETRO FINANCIAL CORPORATION

                                      and

                       FIRST TRUST NATIONAL ASSOCIATION,

                                  as TRUSTEE

                             -------------------

                            SUPPLEMENTAL INDENTURE

                         Dated as of January 29, 1997

                             -------------------

                                 $100,000,000

                             12 1/2% Senior Notes
                                   due 2002

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     SUPPLEMENTAL INDENTURE, dated as of January __, 1997, among PETRO STOPPING
CENTERS, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (formerly PETRO PSC PROPERTIES, L.P., a Delaware limited partnership, the "Company"), and PETRO FINANCIAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware ("PFC," and together with the Company, the "Issuers" and each, an "Issuer"), each having its principal office at 6080 Surety Drive, El Paso, Texas, to FIRST TRUST NATIONAL ASSOCIATION, a United States banking association, Trustee (the "Trustee").

                                   RECITALS
                                   --------

     WHEREAS, the Issuers and the Trustee entered into an Indenture, dated as of May 24, 1994 (the "Indenture"), pursuant to which the Company issued $100,000,000 in principal amount of 12 1/2% Senior Notes due 2002 (the "Securities") (capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Indenture);

     WHEREAS, Section 902 of the Indenture provides that the Issuers and the Trustee may amend or supplement the Indenture with the consent of the Holders of not less than a majority (75% in certain instances) in aggregate principal amount of the Outstanding Securities;

     WHEREAS, the Issuers and the Trustee, desire to amend the Indenture with the consent of the requisite number of Holders; and

     WHEREAS, such consent to this Supplemental Indenture of the Holders of more than 75% of the aggregate principal amount of the outstanding Securities has been obtained.

     NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Issuers and the Trustee covenant and agree for the benefit of each other and for the equal and proportionate benefit of the respective Holders of the Securities as follows:

                                   ARTICLE 1

     Section 1.01. This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes, including but not limited to discharge of the Indenture as provided in Article Four of the Indenture.

     Section 1.02. Effective upon the acceptance for payment of Notes by Petro Holdings GP Corp. or the Company pursuant to the Offer to Purchase and Consent Solicitation, dated December 19, 1996 ("Offer to Purchase and Consent Solicitation"):

          (a) the definition of "Change of Control" shall be deleted in its entirety and replaced with the following:
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     "Change of Control" means the occurrence of any of the following events:

     (i) for so long as the Company is organized as a general or limited partnership, any "person" or "group" (as such terms are used in Sections 13 (d) and 14 (d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the "beneficial owner" (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of either (A) a majority of the economic interest in the Company or (B) the power to cast a majority of the votes on the Company's Board of Directors (which, while the Company is organized as a general or limited partnership, consists of its Board of Control);

     (ii) if at any time that the Company is organized as a corporation or other limited liability entity, either (A) any "person" or "group" (as such terms are used in Sections 13(d) and 14 (d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the "beneficial owner" (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the Voting Interests in the Company (including all shares that such person or group has the right to acquire, whether such right is exercisable immediately or only after a passage of time) or (B) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by the Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute 66 2/3% of the Company's Board of Directors then in office;

     (iii) the Company sells, conveys, transfers or leases (either in one transaction or a series of related transactions) all or substantially all of its assets to a Person other than a Restricted Subsidiary of the Company or a successor corporation in which 60% or more of the voting power of the Voting Interests is held by the Permitted Holders;

     (iv) the Company sells, conveys, transfers or leases (either in one transaction or a series of related transactions) all or substantially all of its Capital Interests in PPSC or a successor corporation to a Person other than a Restricted Subsidiary; or

     (v) PPSC sells, conveys, transfers or leases (either in one transaction or a series of related transactions) all or

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     substantially all of its assets to a Person other than the Company or a
     Restricted Subsidiary of the Company.

     Notwithstanding the foregoing, the execution of the Omnibus Agreement, dated as of October 18, 1996 (the "Omnibus Agreement") by and among James A. Cardwell, Sr., James A. Cardwell, Jr., JAJCO II, Inc., a Delaware corporation, Petro, Inc., a Texas corporation, Mobil Long Haul Inc., a Delaware corporation, Petro Holdings GP Corp., a Delaware corporation, Petro Holdings LP Corp., a Delaware corporation and the Company and the closing of the transactions contemplated by the Omnibus Agreement, including, but not limited to, the amendment and restatement of the partnership agreement of the Company and compliance by the New Partners (as defined in the Omnibus Agreement) with the provisions of, and operation of the Company in accordance with, the Third Amended and Restated Partnership Agreement of the Company), shall not constitute a "Change of Control" for purposes of Section 1013 of the Indenture.

     Section 1.03. Effective upon the acceptance for payment of Notes by Petro Holdings GP Corp. or the Company pursuant to the Offer to Purchase and Consent
Solicitation:

     (a) Section 1008 "Debt of the Company" shall be deleted in its entirety.

     (b) Section 1009 "Debt of Restricted Subsidiaries" shall be deleted in its entirety.

     (c) Section 1010 "Restricted Payments" shall be deleted in its entirety.

     (d) Section 1011 "Transactions with Affiliates" shall be deleted in its entirety.

     (e) Section 1012 "Liens" shall be deleted in its entirety.

     (f) Section 1014 "Subsidiary Payment Restrictions" shall be deleted in its entirety.

     (g) Section 1016 "Guarantees by Restricted Subsidiaries" shall be deleted in its entirety.

     (h) Section 1018 "Capital Interests of Restricted Subsidiaries" shall be deleted in its entirety.

     (i) Section 1019 "Default Statements; Compliance Certificate" shall be deleted in its entirety.

     Section 1.04. Effective upon the acceptance for payment of Notes by Petro Holdings GP Corp. or the Company pursuant to the Offer to Purchase and Consent
Solicitation:

     (a) Section 405 is deleted in its entirety and replaced with the following:

     "SECTION 405. Conditions to Defeasance or Covenant Defeasance.

          The following shall be the conditions to the application of Section 403 or Section 404 to the Outstanding Securities:

          (1) The Issuers must irrevocably have deposited or caused to be deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to the benefits of the Holders of such Securities;

              (A) money in an amount, or

              (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or

              (C)  a combination thereof,

          in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the entire indebtedness in respect of the principal of and premium, if any, and interest on such Securities on the Stated Maturity thereof or (if the Issuers have made irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name and at the expense of the Issuers) the Redemption Date thereof, as the case may be, in accordance with the terms of this Indenture and such Securities.

              As used herein, "U.S. Government Obligations" means (x) securities that are (i) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) above, are not callable or redeemable at the option of the issuer thereof, and (y) depositary receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S Government Obligation or the specific payment of principal or interest of the U.S. Government Obligation evidenced by such depositary receipt."

           (b) Section 801 is deleted in its entirety and replaced with the following:

"SECTION 801. Issuers May Consolidate, Etc. on Certain Terms.

     The Company will not, and will not permit any Restricted Subsidiary to, in any transaction or series of transactions, consolidate with or merge into any other Person (other than a merger of a Restricted Subsidiary into the Company in which the Company is the continuing entity or the merger of a Restricted Subsidiary into or with another Restricted Subsidiary), or sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of the Property and assets of the Company or such Restricted Subsidiary, as the case may be, to any other Person, unless:

          (i) in the case of a transaction to which the Company is a party, either (a) the Company shall be the entity or (b) the entity (if other than the Company) formed by such consolidation or into which the Company is merged, or the Person that acquires, by sale, assignment, conveyance, transfer, lease or disposition, all or substantially all of the Property and assets of the Company (such corporation, partnership or Person, the "Surviving Entity") , (1) shall be an entity organized and validly existing under the laws of the United States of America, any political subdivision thereof or any state thereof or the District of Columbia, (2) shall expressly assume, by a supplemental indenture, the due and punctual payment of all amounts due in respect of the principal of (and Premium, if any) and interest on all the Securities (including Securities issuable upon exchange of the Warrants) and the performance of the covenants and obligations of the Issuers under this Indenture, and (3) if any warrants remain outstanding, shall expressly assume, by written amendment to the Warrant Agreement, the performance of the covenants and obligations of the Issuers under the Warrant Agreement and the Warrants.

     For all purposes of this Indenture and the Securities (including this Section 801 and Sections 1008, 1009 and 1012), Subsidiaries of any Surviving Entity will, upon such transaction or series of transactions, become Subsidiaries as provided pursuant to this Indenture and all debt, and all Liens on Property or assets, of the Surviving Entity and its Subsidiaries that was not Debt, or were not Liens on Property or assets, of the Company and its Subsidiaries immediately prior to such transaction or series of transactions shall be deemed to have been Incurred upon such transaction or series of transactions."

           (c) Section 1015 is deleted in its entirety and replaced with the following:

"SECTION 1015. Asset Sales.

     The Company may not, and may not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Asset Sale unless the Company (or such Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of.

     Within 12 months after any Asset Sale, the Company or the Restricted Subsidiary, as the case may be, may at its option (a) reinvest an amount equal to the Net Cash Proceeds (or any portion thereof) from such disposition in Replacement Assets and/or (b) apply an amount equal to the Net Cash Proceeds (or any remaining portion thereof) to the permanent reduction of pari passu Debt of the Company. For purposes of clause (a) above, if the Company or the Restricted Subsidiary, as the case may be, within such 12-month period, enters into a binding contract for the construction of a Stopping Center, the Company or such Restricted Subsidiary shall be deemed to have reinvested an amount equal to the construction cost of such Stopping Center in Replacement Assets (without regard to the timing of actual payment therefor) until the earlier of (I) the date of actual completion and (II) the scheduled completion date provided in such construction contract, as adjusted to give effect to delays not exceeding in the aggregate 100% of the number of days between the date of the construction contract and such scheduled completion date, at which time the actual reinvestment in Replacement Assets will be determined. Any Net Cash Proceeds from any Asset Sale that are not used to reinvest in Replacement Assets and/or repay pari passu Debt of the Company constitute "Excess Proceeds."

         When the aggregate amount of Excess Proceeds exceeds $10,000,000, the Issuers shall make an offer to Purchase on a pro rata basis, from all Holders, Securities in an aggregate principal amount equal to the Excess Proceeds, at a Purchase Price in cash equal to 100% of the principal amount thereof, together with accrued interest, if any, on such principal amount to the Purchase Date. To the extent that any amount of Excess Proceeds remains after completion of such offer to Purchase, the Company may use such remaining amount for general corporate purposes, and the amount of Excess Proceeds shall be reset to zero.


                                   ARTICLE 2
                                   ---------

     Section 2.01. Except as specifically modified herein, the Indenture and the Securities are in all respects ratified and confirmed and shall remain in full force and effect in accordance with their terms.

     Section 2.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

     Section 2.03. The laws of the State of New York shall govern this Supplemental Indenture without regard to principles of conflicts of law. The Trustee and the Issuers hereby irrevocably submit to the jurisdiction of any New York state court sitting in the Borough of Manhattan in the City of New York or any federal court sitting in the Borough of Manhattan in The City of New York in respect of any suit, action or proceeding arising out of or relating to this Supplemental Indenture, and irrevocably accept for themselves and in respect of their Property, generally and unconditionally, jurisdiction of the aforesaid courts.

     Section 2.04. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

                                  SIGNATURES
                                  ----------

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

                               COMPANY:
                               --------

                               By:  PETRO, Inc., a Texas Corporation
                                    and a General Partner of the Company

                                    By:  /s/  James A. Cardwell, Sr.
                                    --------------------------------
                                    Name: James A. Cardwell, Sr.
                                    Title: President

                               PFC:
                               ----

                               PETRO FINANCIAL CORPORATION

                                    By:  /s/  James A. Cardwell, Sr.
                                    --------------------------------
                                    Name: James A. Cardwell, Sr.
                                    Title: President

                               TRUSTEE:
                               --------

                               FIRST TRUST NATIONAL ASSOCIATION,
                               as Trustee

                                    By:    ____________________________

                                    Name:  ____________________________

                                    Title: ____________________________

                                  SIGNATURES
                                  ----------

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

                               COMPANY:
                               --------

                               By:  PETRO, Inc., a Texas Corporation
                                    and a General Partner of the Company

                                    By:  /s/  James A. Cardwell, Sr.
                                    --------------------------------
                                    Name: James A. Cardwell, Sr.
                                    Title: President

                               PFC:
                               ----

                               PETRO FINANCIAL CORPORATION

                                    By:  /s/  James A. Cardwell, Sr.
                                    --------------------------------
                                    Name: James A. Cardwell, Sr.
                                    Title: President

                               TRUSTEE:
                               --------

                               FIRST TRUST NATIONAL ASSOCIATION,
                               as Trustee

                                    By:  /s/  Richard H. Prokosch
                                    -----------------------------
                                    Name: Richard H. Prokosch
                                    Title: Trust Officer